SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2005

PATCH INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-28627 (Commission File Number)	87-0393257 (IRS Employer Identification No.)

1220 – 666 Burrard Street, Vancouver, British Columbia V6C 2X8 Canada

(Address of principal executive offices)(Zip Code)

(604) 688-2790

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The directors of Patch International Inc. elected Tom Mayenknecht as Secretary of the company on September 26, 2005. Mr. Mayenknecht has over 25 years of experience in business development, marketing communications, and brand management, with particular emphasis in professional and Olympic sports. He has been a principal of M2 Strategies, a business development consulting firm in Vancouver, British Columbia, since October 2004. He was the CEO of Sportworks Entertainment, Inc. and Governor of the Vancouver Ravens Lacrosse Club, Inc. from August 2001 through August 2002 and then from February 2003 to December 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATCH INTERNATIONAL INC.
September 26, 2005	By: /s/ David Stadnyk David Stadnyk

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